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                                Exhibit 10(o)

                     Third Amendment dated as of July 28,
                   1994 between the Registrant and the Bank

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                               THIRD AMENDMENT
                               ---------------

       This Third Amendment (this "Amendment") is executed in Cleveland, Ohio on July 28, 1994, by and between REALTY REFUND TRUST ("Borrower") and NATIONAL CITY BANK ("Bank").

                            PRELIMINARY STATEMENTS

       A. Borrower and Bank entered into a Credit Agreement dated as of July 18, 1990, wherein Bank established a contingent revolving credit facility for Borrower in a principal amount not to exceed Thirty Million Dollars ($30,000,000), which Credit Agreement was amended pursuant to the Amendment and Waiver dated as of July 7, 1992 and the Second Amendment dated as of March 16, 1993, respectively (the Credit Agreement, as amended, the "Agreement").

       B. Borrower and Bank wish to further amend the Agreement on the terms and conditions set forth hereinafter.

                                  AGREEMENT

       For valuable consideration as hereinafter granted each to the other and intending to be legally bound hereby, the parties acknowledge the preliminary statements and, effective as of the date hereof, amend the terms, conditions, and provisions of the Agreement as follows:

       1. Effective as of the date hereof, the amount of the "subject commitment" (as defined in the Agreement) shall be reduced to Twenty-two Million Dollars ($22,000,000). Effective as of August 1, 1995, the amount of the "subject commitment" shall be reduced to Ten Million Dollars ($10,000,000).

       2. The "expiration date" (as defined in the Agreement) shall be extended until July 31, 1996.

       3. Subsection 2B. 17 of the Agreement (captioned "BORROWING BASE") is hereby rewritten in its entirety to read as follows:

     2B.17 BORROWING BASE -- The BORROWING BASE at any given time shall be an amount equal to the eighty-three and 33/100ths percent (83.33%) of the net value of the eligible investments, as reasonably determined by Bank from time to time.

       4. Subsection 2B.06 (captioned "AMOUNT") is hereby rewritten in its entirety to read as follows:

     2B.06 AMOUNT -- No subject loan shall be made if, after giving effect thereto, the aggregate unpaid principal balance of the subject loans would exceed the lesser of the amount of the subject commitment then in effect or the borrowing base then in effect; provided, however, that the proceeds of any subject loans made on or after July 28, 1994, may be used only (a) to purchase eligible investments not owned by the Borrower on such date, and (b) to provide the Borrower with working capital up to the amount of Three Million Dollars ($3,000,000) at any time outstanding.

       5. A new Subsection 2B.13(e) is hereby added to, and made a part of, the Agreement:
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     (e)       Each prepayment shall be applied first to reduce the then
     outstanding amount of the subject indebtedness that is allocable to the purchase of eligible investments, and then to reduce the then outstanding amount of the subject indebtedness that is allocable to working capital.

       6. A new Subsection 5A.07 is hereby added to, and made a part of, the
Agreement:

     5A.07     JULY 31, 1995 BALANCE -- If, on August 1, 1995, the then
     outstanding balance of the subject indebtedness exceeds Ten Million Dollars ($10,000,000).

       IN WITNESS WHEREOF, Borrower and Bank have executed this Amendment at the time and place first above mentioned.


Address:                                          REALTY REFUND TRUST

1385 Eaton Center                                 By: /s/ James H. Berick
1111 Superior Avenue                                 ---------------------
Cleveland, Ohio 44114                             Name: James H. Berick
                                                       -------------------
                                                  Title: President
                                                        ------------------

Address:                                          NATIONAL CITY BANK

1900 East Ninth Street                            By: /s/ John R. Franzen
Attn: Real Estate Industries Division                ---------------------
Cleveland, Ohio 44114-3484                        Name: John R. Franzen
                                                       -------------------
                                                  Title: Vice President
                                                        ------------------



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